SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                November 13, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:     Other Events

         On November 11, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of the signing of a Letter of Intent appointing Titanium Industries, Inc. as the exclusive North American distributor of certain of the Registrant's products.


Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            Item No. Exhibit List
            -------- -----------------------------------------------------------

            99.1     Press Release dated November 11, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                    (Registrant)


                                    By: /s/ Joan H. Prusse
                                        -------------------------------
                                        Joan H. Prusse
                                        Vice President, Deputy General Counsel
                                           and Secretary


Date: November 13, 2002

                                                                    EXHIBIT 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                            CONTACT:

Titanium Metals Corporation                       Investor Relations and Media:
                                                  ----------------------------
1999 Broadway, Suite 4300                         Mark A. Wallace
Denver, Colorado 80202                            Executive Vice President
                                                  and Chief Financial Officer
                                                  (303) 296-5615

                                                  Product and Technical:
                                                  ---------------------
                                                  Carmen Mauro
                                                  Sales Mgr Industrial
                                                  (832) 467-1834


             TIMET AND TITANIUM INDUSTRIES SIGN LETTER OF INTENT ON
              NORTH AMERICAN DISTRIBUTION OF CERTAIN TIMET PRODUCTS

DENVER, COLORADO . . . November 11, 2002 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) and Titanium Industries Inc. have signed a letter of intent agreeing in principle to TIMET's appointment of Titanium Industries as the exclusive North American distributor of titanium pipe, fittings and flanges produced by TIMET. TIMET produces titanium pipe, fittings and flanges through its subsidiary, Loterios S.p.A., in Milan, Italy.

Titanium Industries will stock a full range of Loterios products for sale in North America. Loterios is one of the world leaders in the production of titanium pipe, fittings and flanges. Titanium Industries has a successful history of distributing these products in the North American market.

For more information on Titanium Industries, please contact them in Parsippany, New Jersey at (973) 984-8200. TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/

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